Exhibit 99.3

Dear Stockholder of Applied Molecular Evolution, Inc.:

      We are sending you this Form of Election because, on November 21, 2003, an Agreement and Plan of Merger was signed by Eli Lilly and Company, Genesis Merger Sub, Inc. and Applied Molecular Evolution, Inc. As more fully described in the proxy statement/ prospectus that has been sent to you in connection with the proposed merger, if holders of at least a majority of the outstanding shares of AME common stock adopt the merger agreement, and all conditions to the closing of the merger are satisfied or waived, Merger Sub will merge with and into AME, and AME will become a wholly owned subsidiary of Lilly. You should carefully read the proxy statement/ prospectus related to the merger in its entirety.

      Pursuant to the merger agreement, if the merger is consummated, each share of AME common stock you hold will be converted into the right to receive, at your election and subject to proration and adjustment as described in the proxy statement/ prospectus related to the merger, cash, Lilly common stock or some combination of cash and Lilly common stock, in each case, having a value of $18.00 per share of AME common stock on the closing date of the merger. The number of shares of Lilly common stock you receive, if any, will be determined based on the closing price for a share of Lilly common stock on the New York Stock Exchange Composite Tape on the closing date of the merger.

      You may elect to receive either cash or Lilly common stock for each of your shares of AME common stock by completing, signing and returning the enclosed Form of Election in accordance with the instructions below. You may elect to receive a combination of cash and Lilly common stock for your shares of AME common stock by indicating your election in Box A of the attached Form of Election, but you may not elect to receive a combination of cash and Lilly common stock for a single share of AME common stock.

      It is possible that you may not receive the form of consideration you elect to receive for your shares of AME common stock, even if you make a proper election. For a discussion of the limits on your ability to elect or receive cash or Lilly common stock in the merger, please see the section captioned “THE MERGER AGREEMENT — Merger Consideration; Conversion or Cancellation of Shares of AME Common Stock” beginning on page 44 of the proxy statement/ prospectus related to the merger.

      If for any reason the proposed merger is not completed, this Form of Election will be void and of no effect. Certificate(s) for shares of AME common stock previously delivered for exchange will be returned promptly.

      The deadline for receipt by Wells Fargo Shareowner Services, the exchange agent, of your Form of Election is 5:00 p.m., New York City time, on February 11, 2004, the scheduled date of the special meeting of AME stockholders to consider and vote upon the proposal to adopt the merger agreement.

      In order for you to elect to receive cash or shares of Lilly common stock for your shares of AME common stock, you must properly complete, execute and deliver the attached Form of Election to one of the addresses listed in the Form of Election not later than the deadline described above.

      If you do not make a proper election to receive cash or shares of Lilly common stock for your shares of AME common stock, or you choose not to return this Form of Election, you will receive a letter of transmittal and additional instructions relating to the delivery of your AME common stock certificates following completion of the merger.

      AME stockholders who hold their shares in “street name” through brokers, banks or other nominees must follow the instructions of their broker, bank or other nominee.

      Please read carefully the following information and general instructions for making your election.

William D. Huse, M.D., Ph.D.
President and Chief Executive Officer

FORM OF ELECTION

Wells Fargo Shareowner Services:

      In connection with the merger of Genesis Merger Sub, Inc. with and into Applied Molecular Evolution, Inc., following which AME will become a wholly owned subsidiary of Eli Lilly and Company, the undersigned registered holder of AME common stock hereby submits the stock certificates representing the undersigned’s shares of AME common stock to or hereby transfers ownership of such stock certificates by book-entry transfer to the account of Wells Fargo Shareowner Services, the exchange agent designated by Lilly pursuant to the Agreement and Plan of Merger, dated as of November 21, 2003, by and among Lilly, Merger Sub and AME, or its replacement or successor, and instructs the exchange agent to deliver to the undersigned, in exchange for the undersigned’s shares of AME common stock, either cash or shares of Lilly common stock pursuant to the undersigned’s election as set forth in Box A of this Form of Election in accordance with the requirements and subject to the limitations of the merger agreement. The undersigned acknowledges and confirms that an election to receive Lilly common stock or cash will be subject to proration and adjustment as described in the proxy statement/prospectus provided to the undersigned by separate mailing.

      If the undersigned does not receive cash for all of the shares of AME common stock for which the undersigned makes an election in Box A or represented by certificates delivered pursuant to this Form of Election, the undersigned acknowledges that it will be issued shares of Lilly common stock for such shares in accordance with the merger agreement. If the undersigned does not receive Lilly common stock for all of the shares of AME common stock for which the undersigned makes an election in Box A or represented by certificates delivered pursuant to this Form of Election, the undersigned acknowledges that it will be issued cash for such shares in accordance with the merger agreement.

      The undersigned represents and warrants that the undersigned has full power and authority to surrender the stock certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the exchange agent or Lilly to be appropriate or necessary to complete the sale, assignment or transfer of the shares of AME common stock. All authority conferred or agreed to be conferred in this Form of Election shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death and incapacity of the undersigned.

      The undersigned understands that neither a surrender nor an election is made in acceptable form until receipt by the exchange agent of this Form of Election, or a facsimile hereof, duly completed and signed, together with such AME common stock certificates or transfer of ownership by book-entry transfer and all accompanying evidences of authority. The undersigned agrees that all questions as to validity, form and eligibility of any surrender of the AME common stock certificates hereunder will be determined by the exchange agent (or Lilly and AME) and that such determination will be final and binding.

      The undersigned acknowledges that unless the proposed merger is completed and until the undersigned surrenders the AME common stock certificate(s) representing the undersigned’s shares of AME common stock or transfers such shares in book-entry form, the undersigned will not receive any Lilly common stock or cash issuable or payable as a result of the merger or any dividends or other distributions payable on any shares of Lilly common stock into which the shares of AME common stock represented by the certificate(s) have been converted. The undersigned further understands that no interest will be payable with respect to any cash to be paid pursuant to the merger or with respect to dividends or distributions payable on surrender of any certificates representing shares of AME common stock. Delivery of certificates representing shares of AME common stock will be affected, and risk of loss and title to the AME common stock certificate(s) will pass only upon proper delivery thereof to the exchange agent in the appropriate manner to one of the addresses shown in the Form of Election.

      This Form of Election must be sent to Wells Fargo Shareowner Services, as the exchange agent, at one of the addresses indicated below:

By Mail:	By Hand or Overnight Courier:
Wells Fargo Shareowner Services	Wells Fargo Shareowner Services
Corporate Actions Department	Corporate Actions Department
P.O. Box 64858	161 North Concord Exchange
St. Paul, MN 55164-0858	South St. Paul, MN 55075

      The undersigned represents and warrants that the undersigned has received by separate mailing and read in its entirety the proxy statement/prospectus related to the merger.

BOX A

Description of AME Certificate(s) Surrendered and Election
(Please attach additional schedule if necessary)

Column 3
		Total Number of		Column 5
		Shares of AME	Column 4	Number of Shares
Column 1	Column 2	Common Stock	Number of Shares	of AME Common
Name(s) and Address(es) of	AME Common	Represented Thereby	of AME Common	Stock to be
Registered Holder(s) (Please fill in,	Stock Certificate	(or Held in Book-	Stock to be	Exchanged for Lilly
if blank)	Number(s)*	Entry Form)	Exchanged for Cash	Common Stock

Total Number of Shares of AME Common Stock

* Column 2 need not be completed by AME stockholders delivering by book-entry transfer.

Note: Elections are subject to proration and adjustment as more fully described in the proxy statement/prospectus related to the merger. This means that there can be no assurance that you will receive 100% of the merger consideration in the form for which you make a proper election.

Your election will be valid only if accompanied by your AME stock certificate(s), a book-entry transfer of shares to the exchange agent (see Box D), or a guaranteed delivery (see Box E).

The total from adding the numbers in Column 4 and Column 5 cannot exceed, and should equal, the number in Column 3.

The numbers in Column 4 and Column 5 cannot include fractions of shares of AME common stock.

BOX B

Special Issuance Instructions for Change on Name of Account
(Signature Guarantee Required. See General Instruction 4)

TO BE COMPLETED ONLY if the certificate(s) representing Lilly common stock or a check for any cash to be paid are to be issued in a name other than the name(s) appearing in Box A above.

Issue (check one or both of the following, as applicable):
☐Certificate(s) to:
☐Checks to:

Name:

(Please print or type)

Address:

(Street and number)

(City, state and zip code)

(Tax Identification Number)

(Also complete Substitute Form W-9)

BOX C

Special Mailing Instructions
(Signature Guarantee Required. See General Instruction 6)

TO BE COMPLETED ONLY if the certificate(s) representing Lilly common stock or a check for any cash to be paid are to be delivered to an address other than that appearing in Box A above or, if Box B is filled in, to an address other than that appearing therein.

Mail (check one or both of the following, as applicable):
☐Certificate(s) to:
☐Checks to:

Name:

(Please print or type)

Address:

(Street and number)

(City, state and zip code)

BOX D
Book-Entry Transfer

If your shares of AME common stock are being delivered by book-entry transfer to the exchange agent’s account, complete the following:

Name of Electing Institution:

The Depository Trust Company

Company Account Number:

Transaction Code Number:

BOX E

Guarantee of Delivery

The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc. or a commercial bank or trust company in the United States, hereby guarantees to deliver to the exchange agent either all of the certificate(s) for AME common stock to which this Form of Election relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, no later than 5:00 p.m. New York time, on the third trading day after the election deadline as described in the proxy statement/prospectus related to the merger.

If you complete this guarantee of delivery, you will need a signature guarantee by an eligible institution (See Box F).

The undersigned acknowledges that it must deliver the AME shares covered by this Form of Election to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Dated	Print Firm Name

Certificate Number(s)	Authorized Signature

Number of Shares of AME Common Stock	Address

If the shares of AME common stock will be delivered by book-entry transfer, provide The Depository Trust Company account number:

Telephone Number (Please include area code)

BOX F
Sign Here

Signature:	Date:

Signature:	Date:

Must be signed by registered holder(s) exactly as name(s) appear(s) on surrendered AME certificate(s), or the book-entry account, or the authorized representative of such registered holder(s) or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please provide the information below	MEDALLION GUARANTEE OF SIGNATURE(S)

Name(s):	Name of Firm:

(Please print or type)	(Please print or type)

Capacity:	Authorized Signature:

Daytime Telephone:	Title:

(Please include area code)	(Please print or type)

REQUESTER’S NAME: WELLS FARGO SHAREOWNER SERVICES

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Payer’s Request for Taxpayer Identification Number (TIN) Please fill in your name and address below. Name Address (number and street)	Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (as defined for U.S. federal income tax purposes).

City, State and Zip Code	Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9”.

Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:                                                                                                                           Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GENERAL INSTRUCTIONS

1.     Execution and Delivery of Form of Election

      If you want to elect to receive either Lilly common stock or cash for your shares of AME common stock, this Form of Election must be completed, dated, signed and mailed, or hand delivered, to the exchange agent, Wells Fargo Shareowner Services, at one of the addresses listed on the front page hereof, accompanied by the AME certificate(s) currently held by you, a book-entry transfer of shares to the exchange agent or a guarantee of delivery. DO NOT SEND CERTIFICATES FOR YOUR SHARES OF AME COMMON STOCK TO EITHER AME OR LILLY. The method of delivering the AME certificate(s), together with this Form of Election and the other documentation required hereby, is at your option and risk. If mail is chosen, registered mail with return receipt requested, properly insured, is recommended. A return envelope addressed to the exchange agent is enclosed for your convenience.

2.     Signatures

      This Form of Election must be signed by or on behalf of the registered holder(s) of the AME certificate(s) submitted herewith. If such AME certificate(s) are registered in the names of two or more persons, all such persons must sign. The signatures on this Form of Election must correspond exactly with the name(s) as written on the face of the surrendered AME certificate(s) or on the book-entry account, unless the AME shares represented hereby have been assigned or otherwise transferred by such registered holder(s), in which event this Form of Election must be signed in exactly the same form as the name of the last assignee or other transferee in accordance with General Instruction 4. If the surrendered AME certificate(s) are registered in different forms of the name of any person signing this Form of Election (e.g., “John Smith” on one AME certificate and “J. Smith” on another), it will be necessary for such person to either sign this Form of Election in each way in which the AME certificate(s) are registered, or sign as many Form of Elections as there are different name registrations. When signing as agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or as an officer of a corporation on behalf of the corporation, please give the full title as such.

3.     Issuance of Lilly Common Stock or Payment of Cash in Same Name

      If the certificate(s) representing shares of Lilly common stock or a check for any cash to be paid are to be issued in the exact name(s) of the registered holder(s) of the surrendered AME certificate(s), and such certificate(s) and check are to be delivered to address(es) appearing in Box A above, then such AME certificate(s) need not be endorsed and no guarantee of the signature(s) on this Form of Election is required. For a correction of name or for a change in name which does not involve a change in ownership, you must follow General Instruction 7.

4.     Issuance of Lilly Common Stock or Payment of Cash in Different Names

      If the certificate(s) representing shares of Lilly common stock or a check for any cash to be paid are to be issued other than in the exact name(s) of the registered holder(s) of the surrendered AME certificate(s) (for example, if the certificates have been transferred or assigned and the transfer has not been registered on the books of AME), you must complete Box B above and comply with the following:

           (a) Endorsement and Guarantee. The AME certificate(s) surrendered must be properly endorsed, or accompanied by appropriate stock powers properly executed, by the registered holder(s) of such AME certificate(s) to the person(s) who are to receive the certificate(s) representing shares of Lilly common stock or a check for any cash to be paid. The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond exactly with the name(s) written upon the face of such AME certificate(s), without alteration, enlargement or any change whatsoever, and must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

           (b) Transferee’s Signature. This Form of Election must be signed by the assignee(s) or other transferee(s) of the AME certificate(s) submitted herewith, or his, her or its agent, and should not be signed by the assignor or other transferor. The signature of such assignee(s) or other transferee(s) must be guaranteed as provided in General Instruction 4(a).

           (c) Transfer Taxes. Satisfactory evidence of the payment of all applicable stock transfer taxes (whether imposed on such registered holder(s) or such other person) payable on account of the transfer or assignment to such other person of such AME certificate(s) (or satisfactory evidence that such tax is not applicable) must be received by the exchange agent prior to the delivery of any certificate(s) representing shares of Lilly common stock or a check for any cash to be paid.

      You should consult your own tax advisor as to possible tax consequences resulting from the issuance of the certificate(s) representing shares of Lilly common stock or a check for any cash to be paid in a name other than that of the registered holder(s) of the surrendered AME certificate(s).

5.     Supporting Evidence of Authority

      In case this Form of Election or any AME certificate endorsement or stock power is executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, there must be submitted with this Form of Election documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary). Such documentary evidence of authority must be in form satisfactory to the exchange agent.

6.     Special Instructions for Delivery by the Exchange Agent

      The certificate(s) representing shares of Lilly common stock and/or a check for any cash to be paid will be mailed to the address(es) of the registered holder(s) of the surrendered AME certificate(s), as indicated in Box A, unless instructions to the contrary are given in Box C. If the certificate(s) representing shares of Lilly common stock and/or a check for any cash to be paid are to be delivered to the registered holder(s) of the AME certificate(s) at an address other than as indicated in Box A, Box C must be completed and the appropriate signature(s) must be guaranteed as provided in General Instruction 4(a).

7.     Correction of or Change in Name

      For a correction of name or for a change in name which does not involve a change in ownership, you may proceed as follows: (i) for a change in name by marriage, etc., this Form of Election should be signed, e.g., “Mary Doe, now by marriage Mary Jones” and (ii) for a correction in name, this Form of Election should be signed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown”. In each such case, the signature on this Form of Election must be guaranteed as provided in General Instruction 4(a).

8.     Improper Surrender

      The exchange agent and Lilly reserve the right to reject any surrender of AME certificate(s) that are defective or irregular in any respect and may request from persons making such surrenders such additional documents as the exchange agent or Lilly deems appropriate to cure any such defect or irregularity. However, the exchange agent and Lilly also reserve full discretion to waive any defect or irregularity in any such surrender. No surrender will be deemed to have been effected until all such defects or irregularities, which have not been waived, have been cured.

9.     Lost Certificates

      If any AME certificate has been lost or stolen, you should contact AME’s transfer agent, EquiServe, as follows:

          EquiServe

          150 Royall Street
          Canton, Massachusetts 02021

          (781) 575-3400

10.     Inadequate Space

      If the space provided in Box A is inadequate, the AME certificate numbers, the number of shares of AME common stock represented thereby and the cash election made with respect to such certificates should be listed on a separate signed schedule attached hereto.

11.     Miscellaneous

      The terms and conditions of the merger agreement are incorporated herein by reference in their entirety and shall be deemed to form a part of the terms and conditions of this Form of Election.

12.     Inquiries

      All inquiries with respect to the surrender of AME certificate(s) in exchange for certificates representing shares of Lilly common stock and/or a check for any cash to be paid, as well as requests for additional copies of this Form of Election, should be made to the exchange agent at the appropriate address set forth above, by calling the toll-free number 1-800-833-8699 from a touchtone telephone in the United States or the number 1-651-450-4064 from a touchtone telephone outside the United States, or via the Internet by going to the website located at http://www.wellsfargo.com/shareownerservices.

13.     Backup Withholding; Tax Identification Number; Form W-9

      To prevent backup withholding on the receipt of cash and/or Lilly common stock in the merger and on any subsequent dividends, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 attached to this Form of Election, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide your TIN to the exchange agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the exchange agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the Internal Revenue Services (the “IRS”), and the consideration you receive in the merger (and any subsequent dividends) may be subject to backup withholding at a rate of 28% (until 2010, at which time the rate is currently scheduled to be 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, foreign holders should (i) submit a properly completed IRS Form W-8 to the exchange agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the exchange agent.

      Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Instructions to Form W-9.

To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face.

      For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) or partnership created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

      See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional information and instructions.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

Name

      If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

      Sole Proprietor — You must enter your individual name as shown on your Social Security card. You may enter your business, trade or “doing business as” name on the business name line.

      Limited Liability Company (LLC) — If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, enter the owner’s name. Enter the LLC’s name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

      Other Entities — Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or “doing business as” name on the business name line.

Taxpayer Identification Number (TIN)

      You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, and are owned by an individual, enter the owner’s Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s employer identification number. See the chart below for further clarification of name and TIN combinations.

      Social Security numbers (SSN’s) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN’s) have nine digits separated by only one hyphen: i.e. 00-0000000.

      The table below will help determine the number to give the requester.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

For this type of account:		Give Name and TIN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)
6.	A valid trust, estate or pension trust	Legal entity(4)

7.	Corporation	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Get a TIN

     If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

     If you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

     Note: Writing “Applied For” means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding

     Payees Exempt From Backup Withholding Individuals (including sole proprietors and LLCs disregarded as entities separate from their individual owners) are NOT automatically exempt from backup withholding.

     For interest and dividends, the following payees are generally exempt from backup withholding:

     1) An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

     2) The United States or any of its agencies or instrumentalities.

     3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

     5) An international organization or any of its agencies or instrumentalities.

     6) A corporation.

     7) A foreign bank of central issue.

     8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

     9) A real estate investment trust.

     10) An entity registered at all times during the tax year under the Investment Company Act of 1940.

     11) A common trust fund operated by a bank under section 584(a) of the Code.

     12) A financial institution (as defined for purposes of section 3406 of the Code).

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

     13) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

     14) A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

     For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding.

     15) A futures commission merchant registered with the Commodity Futures Trading Commission. 16) A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

     Payments Exempt From Backup Withholding Dividends and patronage dividends that are generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made by an ESOP pursuant to section 404(k) of the Code.

     Interest payments that are generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid during a taxable year in the course of the payor’s trade or business is $600 or more, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the Treasury regulations thereunder.

     If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part 1, write “Exempt” in Part 2, and sign and date the form and return it to the requester.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

     Privacy Act Notice. — Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

     (1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

     (3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.